Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”) is entered into as of August 18, 2025 (the “Effective Date”), by and among NeOnc Technologies Holdings, Inc., a Delaware corporation (the “Company”), and the members of JandB Holdings, LLC (the “Members”).

Recitals

Whereas, the Members collectively own 100% of the membership interest (“Membership Interest”) in JandB Holdings, LLC (“JandB”);

Whereas, the Members desire to exchange their Membership Interest for 120,000 shares of Company common stock, par value $0.0001 per share (the “Exchange Shares”), at an agreed per share value of $25 per Exchange Share, (less the expenses associated with this acquisition); and

Now, Therefore, in consideration of these premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1. Agreement To Exchange.

1.1 Authorization of Exchange Shares. The Company has authorized the issuance to Members of the Exchange Shares. The Exchange Shares have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company, as may be amended from time to time (the “Restated Certificate”).

1.2 The Exchange. Subject to the terms and conditions of this Agreement, effective as of the Effective Date, Members hereby surrender, transfer and assign the Membership Interest to the Company in exchange for the Company’s issuance to the Members of the Exchange Shares (such exchange, the “Exchange”).

2. Closing and Delivery.

2.1 Closing. The closing of the Exchange as contemplated herein (the “Closing”) shall take place remotely by the exchange of signatures electronically on the date hereof, or at such other time, place, and manner upon which the Company and the Members agree, either orally or in writing.

2.2 Delivery. At or prior to the Closing, the Members shall deliver to the Company an acknowledgement and transfer of membership interests in the form attached hereto as Exhibit A duly executed in favor of the Company. Subject to the foregoing, at the Closing, the Company will deliver to the Members a statement from its transfer agent representing such number of Exchange Shares to which the Members are entitled as a result of the exchange provisions herein.

3. Representations And Warranties Of The Company.

The Company hereby represents and warrants to the Members as of the date of this Agreement that the following is true and correct:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue the Exchange Shares, to carry out the provisions of this Agreement and the Restated Certificate and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.2 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, issuance and delivery of the Exchange Shares pursuant hereto has been taken prior to the Closing. This Agreement constitutes valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) general principles of equity that restrict the availability of equitable remedies. The issuance of the Exchange Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.3 Issuance of the Exchange Shares. The Exchange Shares are duly authorized and, when issued in accordance with the applicable provisions herein, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

4. Representations And Warranties Of the Members.

The Members hereby represent and warrant to the Company as of the date of this Agreement that the following is true and correct:

4.1 Requisite Power and Authority. The Members have all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All actions on the Members’ part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be valid and binding obligations of the Members, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) general principles of equity that restrict the availability of equitable remedies.

4.2 Investment Representations. The Members understand that the Exchange Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Accredited Investors. The Members are accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

4.4 Access to Counsel and Advisors. The Members have had a reasonable opportunity to consult with counsel of the Members’ own choosing (as well as tax and financial advisors of their own choosing) regarding this Agreement and the transactions contemplated hereby. The Members have had the opportunity to review with the Members’ tax advisors the tax consequences of the transactions contemplated by this Agreement. The Members are relying solely on such advisors and not on any statements or representations of the Company, any other investors in the Company or any of their respective agents. The Members understands that the Members (and not the Company) shall be responsible for their tax liability and any related interest and penalties that may arise as a result of the transactions contemplated by this Agreement.

4.5 Sophisticated Members. Such Members (a) are sophisticated individuals familiar with transactions similar to those contemplated by this Agreement, (b) have adequate information concerning the business and financial condition of the Company to make an informed decision regarding the Exchange, and (c) have independently and without reliance upon the Company, and based on such information and the advice of such advisors as such Members have deemed appropriate, made their own analysis and decision to enter into this Agreement. The Members acknowledge that neither the Company nor their respective officers, directors, members, managers, partners, advisors, attorneys, agents or affiliates are acting as a fiduciary or financial or investment adviser to such Members, and have not given the Members any investment advice, opinion or other information on whether the Exchange is prudent. Such members understand that the Company will rely on the accuracy and truth of the foregoing representations, and such Members hereby consent to such reliance and the Company shall not have any liability to such Members, and such Members to the fullest extent of the law waives and releases any claims, whether known or unknown, that it might have against the Company, whether under applicable securities laws or otherwise, with respect to the Exchange and the transactions contemplated by this Agreement.

4.6 JandB Assets. The Members represent and warrant that JandB owns all assets contributed to JandB by such Members free and clear of any lien, encumbrance or other adverse claim and upon the acquisition of U.S. Patent No. 11,788,057, such patent will be owned free and clear of any lien, encumbrance or other adverse claim.

5. Limitations on Transfer. The Members will not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Exchange Shares except in compliance with the provisions of applicable securities laws.

6. Restrictive Legends. The Members understand and agree that the Company will place the legends set forth below or similar legends on the Exchange Shares, together with any other legends that may be required by state or federal securities laws, the Restated Certificate, the Company’s Amended and Restated Bylaws (as amended and/or restated from time to time, the “Bylaws”), or any stockholder agreements of the Company:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

7. Miscellaneous.

7.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assignees of the parties.

7.2 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law or rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

7.3 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms.

7.4 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

7.5 Counterparts. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

7.6 Entire Agreement. This Agreement reflects the entire agreement among the parties with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto. This Agreement may be amended or modified only upon the written consent of the Company and the Members.

7.7 Notice. Any notice required to be given under the terms of this Agreement to any party shall be addressed to such party at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice.

[Remainder of Page Intentionally Left Blank - Signature Page Follows]

In Witness Whereof, the parties hereto have executed the Exchange Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

NeOnc Technologies Holdings, Inc.

By:	/s/ Amir Heshmatpour
Name:	Amir Heshmatpour
Title:	President and Executive Chairman

Address:
23975 Park Sorrento, Suite 205
Calabasas, California 91302

Email:	amir@neonc.com

In Witness Whereof, the parties hereto have executed the Exchange Agreement as of the date set forth in the first paragraph hereof.

MEMBERS:

/s/ Ishwar Puri
Ishwar Puri

Address:
920 Oliver Street
South Pasadena, CA 91030

Email:	ikpuri@me.com

/s/ Beth R. Levinson
Beth R. Levinson

Address:
920 Oliver Street
South Pasadena, CA 91030

Email:	bethlev@me.com

EXHIBIT A

ACKNOWLEDGMENT AND TRANSFER OF MEMBERSHIP INTERSTS

(attached)

A-1

ACKNOWLEDGMENT AND TRANSFER OF MEMBERSHIP INTERESTS
JANDB HOLDINGS, LLC

The undersigned, Ishwar Puri, a Member of JandB Holdings, LLC, a Delaware limited liability company (the “Company”), hereby transfers the entirety of the membership interests owned by him (the “Transferred Interests”), which such Transferred Interests represent a 50% interest in the Company, to NeOnc Technologies Holdings, Inc., a Delaware corporation (“Transferee”).

Dated effective as of August 18, 2025.

/s/ Ishwar Puri
Ishwar Puri

The undersigned, for and on behalf of Transferee, hereby expressly accepts the transfer of the aforementioned Transferred Interests of Ishwar Puri. Upon the transfer to the undersigned of the aforementioned Transferred Interests of Ishwar Puri, the undersigned shall become a Member of the Company, and shall be a holder of the Transferred Interests for all purposes.

Accepted by Transferee, effective as of August 18, 2025.

NEONC TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Amir Heshmatpour
Name:	Amir Heshmatpour
Title:	President

A-2

ACKNOWLEDGMENT AND TRANSFER OF MEMBERSHIP INTERESTS
JANDB HOLDINGS, LLC

The undersigned, Beth R. Levinson, a Member of JandB Holdings, LLC, a Delaware limited liability company (the “Company”), hereby transfers the entirety of the membership interests owned by her (the “Transferred Interests”), which such Transferred Interests represent a 50% interest in the Company, to NeOnc Technologies Holdings, Inc., a Delaware corporation (“Transferee”).

Dated effective as of August 18, 2025.

/s/ Beth R. Levinson
Beth R. Levinson

The undersigned, for and on behalf of Transferee, hereby expressly accepts the transfer of the aforementioned Transferred Interests of Beth R. Levinson. Upon the transfer to the undersigned of the aforementioned Transferred Interests of Beth R. Levinson, the undersigned shall become a Member of the Company, and shall be a holder of the Transferred Interests for all purposes.

Accepted by Transferee, effective as of August 18, 2025.

NEONC TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Amir Heshmatpour
Name:	Amir Heshmatpour
Title:	President

A-3